EXHIBIT 4.10


                               AMENDING AGREEMENT

                                     BETWEEN

                            CENTRASIA MINING COMPANY

                                       AND

                             KANTANNA COMPANY LTD.,

                             DATED DECEMBER 14, 2006

                               AS FURTHER AMENDED

                                 AUGUST 17, 2007






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                                 CENTRASIA MINING CORP.
                                 Suite 300, 1055 West Hastings Street,
                                 Vancouver, BC  V6E 2E9 CANADA
                                 Telephone: (604) 688-4110 / Fax: (604) 688-4169
                                 Website  www.centrasiamining.com

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December 14, 2006


Kantanna Company Limited
Akara Bldg., 24 De Castro Street
Wickhams Cay, Road Town
Tortola, British Virgin Islands

Attention:  Oleg Kim


Dear Oleg,

RE: OPTION AGREEMENT DATED 6 JANUARY 2006 (THE "BULAKASHU OPTION AGREEMENT") BETWEEN BULAKASHU MINING COMPANY LTD ("BMC"), KANTANNA COMPANY LTD. ("KANTANNA"), CENTRASIA MINING CORP. ("CENTRASIA") AND MAGELLAN GOLD (BVI) INC. ("MAGELLAN")
--------------------------------------------------------------------------------

Pursuant to the Bulakashu Option Agreement, BMC, as a subsidiary of Magellan and Centrasia, has been granted an option by Kantanna to acquire a 100% interest in Bulakashu Property.

Pursuant to section 6(b) of the Bulakashu Option Agreement, in order for BMC to exercise the Option and acquire a beneficial interest in the Bulakashu Property, BMC is required to fund mineral exploration and development programs on the Bulakashu Property by incurring Mining Expenditures of a minimum US$690,000.00 in calendar 2006.

We are writing to confirm that the parties have agreed to amend the Bulakashu Option Agreement as follows:

1. Section 6(b) of the Bulakashu Option Agreement is amended by deleting US$690,000.00 and replacing it with US$200,000.00 and by deleting US$650,000.00 (re Mining Expenditures for Calendar 2007) and replacing it with an additional US$490,000.00. This would make the total work commitment for 2007, US$1,140,000.00.

2. All capitalized terms defined in the Bulakashu Option Agreement have the same meaning in this Amending Letter Agreement.

3. In all other respects, the Bulakashu Option Agreement is hereby ratified and confirmed.


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                                      -2-




If you are in agreement with the terms set out above, please sign this Amending Letter Agreement where indicated below and return it to Centrasia.

Yours truly,

FOR AND ON BEHALF OF
CENTRASIA MINING CORP.
MAGELLAN GOLD (BVI) INC. &
BULAKASHU MINING COMPANY LTD



Per:     /s/ Doug Turnbull
         ________________________
         Doug Turnbull



Accepted and agreed to as of the date set out above:

FOR AND ON BEHALF OF
KANTANNA COMPANY LIMITED



Per:     /s/ Oleg Kim
         _________________________
         Oleg Kim





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                                 CENTRASIA MINING CORP.
                                 Suite 300, 1055 West Hastings Street,
                                 Vancouver, BC  V6E 2E9 CANADA
                                 Telephone: (604) 688-4110 / Fax: (604) 688-4169
                                 Website  www.centrasiamining.com

--------------------------------------------------------------------------------







August 17, 2007


Kantanna Company Limited
Akara Bldg., 24 De Castro Street
Wickhams Cay, Road Town
Tortola, British Virgin Islands

Attention:  Oleg Kim




Dear Oleg,

RE: OPTION AGREEMENT DATED 6 JANUARY 2006 BETWEEN BULAKASHU MINING COMPANY LTD ("BMC"), KANTANNA COMPANY LTD. ("KANTANNA"), CENTRASIA MINING CORP. ("CENTRASIA") AND MAGELLAN GOLD (BVI) INC. ("MAGELLAN") AS AMENDED BY AN AMENDING LETTER AGREEMENT DATED 14 DECEMBER 2006 (TOGETHER, THE "BULAKASHU OPTION AGREEMENT")
--------------------------------------------------------------------------------

Pursuant to the Bulakashu Option Agreement, BMC, as a subsidiary of Magellan and Centrasia, has been granted the Option by Kantanna to acquire up to a 100% beneficial interest in the Bulakashu Property. To date, BMC has acquired a 37.5% beneficial interest in the Bulakashu Property by the partial exercise of the Option by itself and Centrasia pursuant to the Bulakashu Option Agreement and predecessor agreements.

Pursuant to section 6 of the Bulakashu Option Agreement, in order for BMC to exercise the remaining unexercised part of the Option and acquire the remaining 62.5% beneficial interest in the Bulakashu Property:

(i) Centrasia must issue 375,000 shares of Centrasia to Kantanna (the "Remaining Centrasia Shares") on or before December 31, 2007; and

(ii) BMC is required to fund mineral exploration and development programs on the Bulakashu Property by incurring Mining Expenditures of a minimum US$1,140,000 in calendar 2007 and of a minimum US$750,000 in calendar 2008.

We are writing to confirm that, in consideration for Centrasia issuing the Remaining Centrasia Shares to Kantanna on or before August 31, 2007, Kantanna agrees to waive the requirements for BMC to incur Mineral Expenditures on the Bulakashu Property during the calendar years 2007 and 2008 in order to exercise the unexercised part of the Option. Therefore, upon the issuance of the Remaining Centrasia Shares to Kantanna on or before August 31, 2007, Kantanna hereby confirms that BMC shall be deemed to have exercised the Option in full and shall have earned the remaining 62.5% beneficial interest in the Bulakashu


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                                      - 2 -




Property, and thus will have acquired a 100% beneficial interest in the Bulakashu Property. The Bulakashu Option Agreement is deemed to be amended accordingly.

All capitalized terms defined in the Bulakashu Option Agreement have the same meaning in this Amending Letter Agreement.

In all other respects, the Bulakashu Option Agreement is hereby ratified and confirmed.

If you are in agreement with the terms set out above, please sign this Amending Letter Agreement where indicated below and return it to Centrasia.

Yours truly,

FOR AND ON BEHALF OF
CENTRASIA MINING CORP.
MAGELLAN GOLD (BVI) INC. &
BULAKASHU MINING COMPANY LTD



Per:     /s/ Doug Turnbull
         ________________________
         Doug Turnbull



Accepted and agreed to as of the date set out above:

FOR AND ON BEHALF OF
KANTANNA COMPANY LIMITED



Per:     /s/ Oleg Kim
         _________________________
         Oleg Kim



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